            ------------------------------------------------------
                            MEYERS PRIDE VALUE FUND
            ------------------------------------------------------


                                 ANNUAL REPORT

                                  May 31, 2001

                       [LOGO OF MEYERS PRIDE VALUE FUND]

                              Chairwoman's Letter
-------------------------------------------------------------------------------

This Chairwoman's Letter covers the one-year period from June 1, 2000 to May 31, 2001, and is a part of the Meyers Pride Value Fund's (the Fund) Annual Report. This letter is an integral part of the Fund's fiscal year-end May 31, 2001 Annual Report and should be read in conjunction with the following Report On The Fund.

For the twelve-month period incorporated by this Annual Report (June 1, 2000 to May 31, 2001), the Fund had a total return of 20.71%/1/. During the same period, the S&P 500/2/ had a total loss (which includes reinvested dividends) of -10.55%. During the same one-year period, the average Domestic Stock Fund, as measured by Morningstar Mutual Funds, had a total loss of -4.71%.

For the three-years ended May 31, 2001, the Fund had a total annualized return of 16.80% (since inception the fund had a total annualized return of 18.77%). During the same period, the S&P 500 had a total annualized return (which includes reinvested dividends) of 6.15%. During the same three-year period, the average Domestic Stock Fund, as measured by Morningstar Mutual Funds, had a total annualized return of 6.95%. As of May 31, 2001, the fund received a 5-star Morningstar Rating(TM) for the three-year period among 4,429 domestic equity funds./3/

A more detailed analysis of the past year's investment activity and market conditions, and of the Fund's investment performance over various time periods, is contained in the related Report On The Fund.

During the past twelve months, assets in the Fund grew substantially on a percentage basis, increasing from $8.73 million on May 31, 2000 to $14.4 million on May 31, 2001. Throughout the year, the Fund consistently recorded monthly net inflows of new assets and clients. In fact, since the Fund's inception in June 1996, it has recorded only two months of net asset outflows. In my opinion, that means that the Fund has an extremely loyal client base, and I'd like to take this opportunity to thank all of you for investing in the Fund and for the privilege of managing your assets. We want long-term investors in the Fund. It fits well with our discipline of seeking to manage your assets using a long-term strategy.

The Fund's distribution channels continued to expand during the twelve-months ended May 31, 2001. The Fund is now available through more than 25 distribution channels, including Charles Schwab's OneSource and Market Place programs, E*Trade, CSFBdirect (formerly DLJdirect), Morgan Stanley Dean Witter, T.D. Waterhouse, Linsco Private Ledger advisors, U.S. Clearing, the Lipper Investment Club, and American Express Financial Advisors SPS Advantage Program and brokerage services. A list of all our distribution channels is available on our website at www.pridefund.com. Please note that the trading symbol for the Fund in all distribution systems is "MYPVX".

Our website (www.pridefund.com) continues to be an extremely important communications conduit for both existing and prospective clients. Web "hits" have increased from approximately 1,060 per day in May 2000, to approximately 1,500 per day in May 2001. Prospectuses and account applications, for both IRA and non-IRA accounts, can be downloaded from the website. The website also provides daily updates on the Fund's net asset value (NAV), and monthly updates on performance. For your trading convenience, we have direct links from our home page to a number of broker/dealers and Fund Supermarkets. Financial websites, including Morningstar, Lipper, Yahoo Financial, MSN Money Central, E*Trade, and Schwab have direct links to our website, and/or additional information on the Fund. We have a policy of responding to all website notes, so we encourage you to use this avenue to communicate with the Fund's manager, Meyers Capital Management, LLC.

-------------------------------------------------------------------------------

Reiterating a very important point that I have raised in every one of my prior Chairwoman's Letters, we believe that consistency is an important attribute for any professional investor. Since the Fund's inception in June 1996, we have endeavored to remain steadfast to the principal investment strategies of the Fund. We believe that a commitment to a clear investment strategy, regardless of which industry sector or investment style is in or out of favor, gains added importance as stock market volatility, and market speculation, increases. We believe that over the long-term, following a clear investment strategy can help to maximize return, while helping to reduce investment risk.

We continue to look at each company on an individual "bottom-up" basis, employing an actively managed value style investment strategy. We continue to seek long-term capital appreciation, rather than current income through dividends, or quick hits from "hot stocks". Each investment in the portfolio, besides being inexpensive relative to what we calculate to be its intrinsic value, must also be a fundamentally strong or rapidly strengthening company, managed by visionary, intelligent and ethical management teams.

As part of our fundamental investment strategy, we invest in companies which have progressive Open Workplace policies, which we define as companies that have openly adopted policies which promote the value, respect, and development of all company employees, including gay and lesbian employees. We believe that companies maintaining Open Workplace policies will experience higher workplace morale, lower turnover, improved customer relations and more efficient internal communications which can all contribute to above average profitability. At a time when approximately 80% of the U.S. economy is service based, (meaning that the bulk of a company's assets are in its human capital base), actively valuing and developing all employees is essential to sustained profitability. We believe that companies that have openly adopted policies that value their gay and lesbian employees are at the vanguard of understanding the importance of an Open Workplace culture. These are exactly the types of companies that belong in any investment portfolio.

Please note that the purpose of this database is to track a company's employment policy. Investment selections for the portfolio are derived from this database, but decisions as to investment transactions are strictly based upon our investment criteria. So from a database of over 450 companies, the investment portfolio has historically consisted of 35 to 45 individual stock holdings.

In closing, I believe it is important to convey that we strongly believe we have a professional obligation to provide an investment product that is managed using a consistent investment discipline, and that we are able to clearly describe that discipline to our clients. You deserve that from any firm managing your assets. I can confidently say that the Fund, since its inception, has provided a consistent discipline and strategy that has provided superior historical performance results relative to the S&P 500 and our fund peer groups. I can also confidently say that we are committed to maintaining this investment discipline as we pass and go beyond the five-year anniversary of the Fund in mid-June 2001.

-------------------------------------------------------------------------------


Thank you for choosing the Meyers Pride Value Fund as part of your portfolio. We appreciate your business and care deeply that we provide a superior investment product for our clients.
/s/ Shelly J. Meyers

Shelly J. Meyers
--------
This material is authorized for distribution only when preceded or accompanied by a prospectus. The prospectus contains complete information including expenses and ongoing fees and should be read carefully before investing or sending money. BISYS Fund Services LP distributes the Fund.

The views expressed in this letter reflect those of the Chairwoman through the end of the period covered by the report, as stated on the cover. The Chairwoman's views are subject to change based on market and other conditions. /1/Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that investor shares when redeemed may be worth more or less than the original cost.
/2/The Fund's Performance is compared to the Standard & Poor's 500 Stock
  Index, which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index.
/3/Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund is rated exclusively against U.S. domiciled domestic equity funds. Past performance is no guarantee of future results.

                              Report on the Fund
-------------------------------------------------------------------------------

For the twelve-month period incorporated by this Annual Report (June 1, 2000 to May 31, 2001), the Meyers Pride Value Fund (the Fund), had a total return of 20.71%/1/. During the same period, the S&P 500/2/ had a total loss (which includes reinvested dividends) of -10.55%. During the same one-year period, the average Domestic Stock Fund, as measured by Morningstar Mutual Funds, had a total loss of -4.71%.

For the three-years ended May 31, 2001, the Fund had a total annualized return of 16.80% (since inception the fund had a total annualized return of 18.77%). During the same period, the S&P 500 had a total annualized return (which includes reinvested dividends) of 6.15%. During the same three-year period, the average Domestic Stock Fund, as measured by Morningstar Mutual Funds, had a total annualized return of 6.95%. As of May 31, 2001, the fund received a 5-star Morningstar Rating(TM) for the three-year period among 4,429 domestic equity funds./3/

The Fund is tracked by Morningstar as a Mid-Cap Value fund. Direct fund peer group comparisons for the one and three-year returns, respectively, are as follows, (please note that the three-year returns are annualized). For the one-year period ended May 31, 2001, the Fund beat the average Mid-Cap Value Fund with a total one-year return of 20.71% vs. the average 19.69%. For the three-year period ended May 31, 2001, the Fund ranked in the top 13% of all Mid-Cap Value Funds (fund 24 out of 186) with a total annualized return of 16.80% vs. the average three-year return of 8.48%.

The companies held in the Fund had an average market capitalization of $52.9 billion dollars as of May 31, 2001, and a median market capitalization of approximately $18.0 billion. In comparison, at the year ended May 31, 2000, the Fund's average company capitalization was $58.7 and the median market capitalization was $10.4 billion. The Fund had thirty-seven individual stock holdings as of May 31, 2001*, in comparison to forty-one holdings as of May 31, 2000. The number of stock holdings has been in a consistent range of thirty-five to forty-five stocks since the Fund's inception in June 1996.

Eight new positions were established during the six-month period ended May 31, 2001, and eight positions were sold in their entirety during the same period for an average net gain of 12.4%. During the first six-month period of the fiscal year ended May 31, 2001, seven new positions were established, and eleven positions were sold in their entirety for an average net gain of 16.7%. Fund turnover for the year was 62.6%, far below the 115% turnover rate registered by the average Domestic Stock Fund as reported by Morningstar. The Fund's lower than average turnover ratio, together with our standard policy of selling stocks at a loss when appropriate to maximize tax efficiency, should theoretically provide our shareholders with lower than average short-term tax gains.

The highest level of transaction activity (purchasing and selling) occurred in the quarters ended November 30, 2000 and February 28, 2001. During those two quarters, we sold in their entirety Eastman Kodak, Sylvan Learning, Xerox, Edison International, Motorola, and PG&E. These positions were sold to optimize tax losses before the calendar year end 2000, and/or we believed that company fundamentals were deteriorating to an extent that larger losses would be incurred if they remained in the portfolio. With the exception of Sylvan Learning, we were correct in our assessment.

Most investors and professionals in the stock market talk about buying stocks. We believe that the selling half of the equation is as important. As one example, we sold both Edison International and PG&E for losses of approximately 15% in mid-December, 2000. However, we were able to avoid the total free fall in the stocks during the first part of 2001. The fact of the matter is that all portfolios are going to have their disappointments--it's inevitable. That is why we try to be as diligent in our selling strategy as we are with our buying strategy. In

-------------------------------------------------------------------------------

fact, the three main principles of attractive valuation, strong or improving fundamentals, and a catalyst to move the stock are applied in both cases, and as mirror images of one another.

Over the past fiscal year, the majority of new additions to the Fund were financial services, technology, and telecommunications companies. Our technology purchases began soon after the large NASDAQ sell-off in early calendar 2000. Most of our financial services purchases took place between November 2000 and February 2001. Many of the additional purchases we made to existing holdings were made after the stocks had fallen and we were able to "average down" our cost basis. Our experience has often been that the short-term pain of "catching a falling knife", can often result in a long-term gain for the Fund. If we believe in a company over the long-run, we are not afraid to take the short-term pain. In fact, two of the companies listed below in our "top five" list fit this pattern, with the two being Cendant and Sola International, both of which have provided great returns during 2001.

As of May 31, 2001*, the top five equity holdings were: Cendant (4.7% of total net assets), Microsoft (3.8%), Sola International (3.4%), Watson Pharmaceuticals (3.3%), and Digital Lightwave (3.2%). The top ten equity holdings represented 34.0% of the total portfolio, a weighting consistent with all prior periods reported, including the period reported for year-end May 31, 2000. Currently, our three largest sectors are technology, financial services, and consumer services. Since the beginning of the fiscal year ended May 31, 2001 (June 2000), our weightings in technology and financial services have nearly doubled, while our weighting in consumer services has dropped by nearly one-half.

Sector weightings are not the result of our making any "sector bets". Making such bets are not a part of our investment discipline. We look at companies on an individual, "bottom up" basis, and try to find the most attractively valued individual stocks for the portfolio. Since the market isn't static, general industry sectors move in and out of favor. We have typically found the most attractive valuations in companies that happen to be in "out of favor" sectors. It takes patience to reap the rewards, but we believe in our strategy, and believe our performance relative to the S&P 500 and our peer groups offers some measure of its efficacy.

The Fund's average price/earnings ratio (P/E) as of May 31, 2001 was 22.0x based on estimated 2001 calendar earnings, and 21.7x based on estimated 2002 calendar earnings. In keeping with our value investment strategy, the Fund's portfolio P/E provides a significant discount to the S&P 500 market P/E of 29.5x based on estimated 2001 calendar earnings, and 26.3x based on estimated 2002 calendar earnings. The Fund's price/book ratio (P/B), at 3.3x, was significantly lower than the S&P 500 average P/B of 6.5x.

In regard to the stated social investment criteria of the Fund, Meyers Capital Management, LLC, (Investment Manager to the Fund), has continued to expand its documented database of companies which follow the anti-discrimination employment policies required by the Fund. Our confirmed company policy database now consists of over 450 companies. A more detailed discussion on the Fund's social investment criteria can be found in the Chairwoman's Letter included in this Annual Report.

The Fund is widely distributed through a variety of broker/dealers, on-line brokers, and financial advisory firms. As of May 31, 2001, the Fund was available through over 25 distribution channels, including Charles Schwab's OneSource and Market Place programs, E*Trade, CSFBdirect (formerly DLJdirect), Morgan Stanley Dean Witter, T.D. Waterhouse, Linsco Private Ledger advisors, U.S. Clearing, the Lipper Investment Club, and

-------------------------------------------------------------------------------

American Express Financial Advisors SPS Advantage Program and brokerage services. A list of all our distribution channels is available on our website at www.pridefund.com. Please note that the trading symbol for the Fund in all these distribution systems is "MYPVX".

Our website, www.pridefund.com, is an extremely important communications conduit for both existing and prospective clients. Prospectuses and account applications can be directly downloaded from the website, and the website provides daily updates on the Fund's net asset value (NAV), and monthly updates on performance. For your trading convenience, we have also established direct links from our home page to E*Trade, Schwab, and CSFBdirect (formerly DLJdirect). Several other websites, including E*Trade, Schwab, Morningstar, Lipper, Yahoo Financial, and MSN Money Central have direct links to our website, and/or additional information on the Fund. We strongly suggest that you also access these websites for current and extensive information on the Fund.

As we all know, since the Spring of 2000, the stock market has not only been volatile, but it has also produced disappointing returns for a number of investors. The excess speculation that was driven out of the market in 2000 and the beginning of 2001 is ultimately a good thing for the market's long-term viability. Our investment style is structured to minimize losses, even in extremely volatile, weak markets, while providing long-term capital appreciation for our clients. We firmly believe that over the long-term, sound investments in common stocks (NOT SPECULATION), will provide the highest level of return for investors as they plan for retirement, a child's education, or any other goal or dream. With your personal goals in mind, we are particularly pleased that the Fund bested the market in calendar year 1999, (when the S&P 500 was up over 20%), and bested it in calendar 2000, when the S&P 500 was down over 9% and the Fund was nearly flat, down -0.18%.
--------
* Portfolio holdings are accurate as of 5/31/01. Portfolio composition is subject to change.
/1/Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that investor shares when redeemed may be worth more or less than the original cost.
/2/The Fund's Performance is compared to the Standard & Poor's 500 Stock
   Index, which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index.
/3/Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund is rated exclusively against U.S. domiciled domestic equity funds. Past performance is no guarantee of future results.

-------------------------------------------------------------------------------

                                    [GRAPH]

                            Meyers Pride Value Fund

Value of a $10,000 Investment

               Meyers Pride     Standard & Poor's
                Value Fund      500 Stock Index/1/

6/13/96         $10,000.00           $10,000.00
11/96            10,880.00            11,391.98
5/97             12,230.00            12,890.81
11/97            12,900.00            14,642.98
5/98             14,744.76            16,849.21
11/98            14,563.01            18,108.61
5/99             17,019.37            20,391.96
11/99            18,648.00            21,893.00
5/00             19,463.00            22,529.00
11/00            18,515.00            21,062.00
5/01             23,494.00            20,241.00

   Average Annual Total Return
                             Since
                           Inception
           1 Year   3 Year (6/13/96)
5/31/01    20.71%   16.80%   18.77%


The chart above represents a comparison of a hypothetical $10,000 investment versus a similar investment in the Fund's benchmark. (Total returns include reinvested dividends and capital gains)
-------------------------
Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that investor shares when redeemed may be worth more or less than the original cost.
/1/The Fund's Performance is compared to the Standard & Poor's 500 Stock
   Index, which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index.

                            MEYERS PRIDE VALUE FUND
                       Schedule of Portfolio Investments
                                  May 31, 2001
--------------------------------------------------------------------------------

 Shares or
 Principal
  Amount                                                  Market Value
 ---------                                                ------------
           Common Stocks--96.1%:
           Automotive--5.3%:
  15,000   Ford Motor Co.                                 $    365,250
   7,000   General Motors Corp.                                398,300
                                                          ------------
                                                               763,550
                                                          ------------
           Banking--8.3%:
   8,000   Bank One Corp.                                      316,800
  65,000   Bay View Capital Corp.                              445,250
   8,800   J.P. Morgan Chase & Co.                             432,520
                                                          ------------
                                                             1,194,570
                                                          ------------
           Commercial Services--4.7%:
  35,000   Cendant Corp. (b)                                   671,300
                                                          ------------
           Computer Equipment & Software--17.7%:
  10,000   Activision, Inc. (b)                                340,600
   8,000   Apple Computer, Inc. (b)                            159,600
  20,000   Cisco Systems, Inc. (b)                             385,200
  10,000   Computer Associates International, Inc.             283,600
  10,000   Intel Corp.                                         270,100
   1,200   International Business Machines Corp.               134,160
   8,000   Microsoft Corp. (b)                                 553,440
  35,000   Unisys Corp. (b)                                    417,900
                                                          ------------
                                                             2,544,600
                                                          ------------
           Electrical Equipment--3.2%:
  18,000   Arrow Electronics, Inc. (b)                         453,240
                                                          ------------
           Financial Services--5.3%:
   6,000   Bear Stearns Companies, Inc.                        326,100
  10,000   Nationwide Financial Services, Inc.--Class A        442,200
                                                          ------------
                                                               768,300
                                                          ------------
           Health & Personal Care--4.8%:
  14,000   Cole National Corp.--Class A (b)                    199,500
  35,000   Sola International, Inc. (b)                        495,250
                                                          ------------
                                                               694,750
                                                          ------------

                       See notes to financial statements.

                            MEYERS PRIDE VALUE FUND
                 Schedule of Portfolio Investments, (continued)
                                  May 31, 2001
--------------------------------------------------------------------------------

 Shares or
 Principal                                          Market
  Amount                                             Value
 ---------                                          ------
           Common Stocks, (continued)
           Insurance--8.1%:
  10,000   Allstate Corp.                         $   450,200
   8,000   Lincoln National Corp.                     393,920
  10,000   UnumProvident Corp.                        324,100
                                                  -----------
                                                    1,168,220
                                                  -----------
           Medical--Biotechnology--2.4%:
  15,000   Serologicals Corp. (b)                     342,600
                                                  -----------
           Medical--Equipment & Supplies--3.0%:
  25,000   Boston Scientific Corp. (b)                433,000
                                                  -----------
           Oil & Gas--6.8%:
   6,280   BP Amoco PLC--ADR                          335,289
   3,000   Chevron Corp.                              288,150
   5,000   Texaco, Inc.                               357,000
                                                  -----------
                                                      980,439
                                                  -----------
           Pharmaceuticals--5.7%:
   8,000   Schering-Plough Corp.                      335,600
   8,000   Watson Pharmaceutical, Inc. (b)            480,800
                                                  -----------
                                                      816,400
                                                  -----------
           Recreation--1.9%:
  12,000   Callaway Golf Co.                          272,520
                                                  -----------
           Telecommunications--18.9%:
  20,000   AT&T Corp.                                 423,400
  10,000   Digital Lightwave, Inc. (b)                465,800
  30,000   Lucent Technologies, Inc.                  236,400
  30,000   Nortel Networks Corp.--ADR                 399,900
  10,000   SBC Communications, Inc.                   430,500

                       See notes to financial statements.

                            MEYERS PRIDE VALUE FUND
                 Schedule of Portfolio Investments, (continued)
                                  May 31, 2001
--------------------------------------------------------------------------------

  Shares or
  Principal                                                       Market
   Amount                                                          Value
  ---------                                                       ------
             Common Stocks, (continued)
             Telecommunications, (continued)
      20,000 Sprint Corp. (FON Group)                           $   406,200
      20,000 WorldCom, Inc. (b)                                     356,800
                                                                -----------
                                                                  2,719,000
                                                                -----------
             TOTAL COMMON STOCKS (Cost $12,851,255)              13,822,489
                                                                -----------
             SHORT-TERM INVESTMENTS--11.4%:
 $ 1,633,778 Bank of New York Cash Reserve                        1,633,778
                                                                -----------
             TOTAL SHORT-TERM INVESTMENTS (Cost $1,633,778)       1,633,778
                                                                -----------
             TOTAL INVESTMENTS (Cost $14,485,033) (a)--107.5%    15,456,267
                                                                -----------
             Liabilities in excess of other assets--(7.5)%       (1,077,994)
                                                                -----------
             TOTAL NET ASSETS--100.0%                           $14,378,273
                                                                ===========

--------
ADR--American Depository Receipt
PLC--Public Limited Company

(a) Represents cost for financial reporting purposes and federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation...................  $ 2,628,848
         Unrealized depreciation...................   (1,657,614)
                                                     -----------
         Net unrealized appreciation...............  $   971,234
                                                     ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

                            MEYERS PRIDE VALUE FUND
                      Statement of Assets and Liabilities
                                  May 31, 2001
--------------------------------------------------------------------------------

Assets:
  Investments, at value (cost $14,485,033)      $15,456,267
  Receivable from investment manager                 41,895
  Dividends and interest receivable                  16,091
  Receivable for capital shares issued                7,100
  Prepaid expenses                                   19,539
                                                -----------
    Total Assets                                            $15,540,892
Liabilities:
  Payable for investments purchased               1,107,296
  Payable for distribution fees                       2,830
  Other accrued liabilities                          52,493
                                                -----------
    Total Liabilities                                         1,162,619
                                                            -----------
Net Assets, applicable to 940,139 shares of
 beneficial interest                                        $14,378,273
                                                            ===========
Net Assets:
  Capital                                        12,411,534
  Accumulated net realized gain from investment
   transactions                                     995,505
  Net unrealized appreciation on investments        971,234
                                                -----------
Net Assets                                                  $14,378,273
                                                            ===========
Net Asset Value per share                                   $     15.29
                                                            ===========

                       See notes to financial statements.

                            MEYERS PRIDE VALUE FUND
                            Statement of Operations
                        For the Year Ended May 31, 2001
--------------------------------------------------------------------------------

Investment Income:
  Dividend income                                      $  110,561
  Interest income                                          24,524
                                                       ----------
    Total investment income                                       $  135,085
Expenses:
  Investment management fees                              104,112
  Administration fees                                      40,000
  Distribution fees                                        26,028
  Professional fees                                       110,675
  Custodian fees                                           16,895
  Fund accounting fees                                     35,744
  Organization expenses                                    33,014
  Registration fees                                        17,961
  Transfer agent fees                                      67,669
  Trustees' fees                                           11,035
  Miscellaneous expenses                                   19,117
                                                       ----------
    Total expenses before waivers/reimbursements                     482,250
    Less expenses waived by investment manager                      (104,112)
    Less expenses reimbursed by investment manager                  (175,116)
                                                                  ----------
    Net expenses                                                     203,022
                                                                  ----------
Net Investment Loss                                                  (67,937)
                                                                  ----------
Realized and Unrealized Gain on Investments
  Net realized gain from investment transactions        1,267,521
  Net change in unrealized appreciation on investments    992,948
                                                       ----------
  Net realized and unrealized gain on investments                  2,260,469
                                                                  ----------
Change in Net Assets Resulting From Operations                    $2,192,532
                                                                  ==========

                       See notes to financial statements.

                            MEYERS PRIDE VALUE FUND
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                  Year Ended    Year Ended
                                                 May 31, 2001  May 31, 2000
---------------------------------------------------------------------------
Operations:
  Net investment loss                            $   (67,937)   $  (45,756)
  Net realized gain from investment transactions   1,267,521     1,528,891
  Net change in unrealized
   appreciation/(depreciation) on investments        992,948      (518,267)
                                                 -----------    ----------
  Change in net assets resulting from operations   2,192,532       964,868
                                                 -----------    ----------
Distributions to Shareholders from:
  Net realized gain on investment transactions    (1,276,065)     (677,398)
Shares of Beneficial Interest:
  Change in net assets from capital share
   transactions                                    4,735,951     3,827,724
                                                 -----------    ----------
  Change in net assets                             5,652,418     4,115,194
                                                 -----------    ----------
Net Assets:
  Beginning of period                              8,725,855     4,610,661
                                                 -----------    ----------
  End of period                                  $14,378,273    $8,725,855
                                                 ===========    ==========

                       See notes to financial statements.

                            MEYERS PRIDE VALUE FUND
                             financial highlights
-------------------------------------------------------------------------------

(For a share outstanding     Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
throughout each period)     May 31, 2001 May 31, 2000 May 31, 1999 May 31, 1998 May 31, 1997*
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                    $ 14.58       $14.03       $12.98       $12.23       $10.00
                              -------       ------       ------       ------       ------
Income from Investment
 Operations:
  Net investment loss           (0.07)       (0.08)       (0.08)       (0.06)       (0.03)
  Net realized and
   unrealized gain on
   investments                   2.70         2.05         1.95         2.36         2.26
                              -------       ------       ------       ------       ------
  Total from investment
   operations                    2.63         1.97         1.87         2.30         2.23
Distributions to
 Shareholders from:
  Net realized gain on
   investment transactions      (1.92)       (1.42)       (0.82)       (1.55)          --
                              -------       ------       ------       ------       ------
Net Asset Value, End of
 Period                       $ 15.29       $14.58       $14.03       $12.98       $12.23
                              =======       ======       ======       ======       ======
Total Return                    20.71%       14.36%       15.43%       20.56%       22.30%(b)
Ratios to Average Net
 Assets/
 Supplemental Data:
  Net assets at end of
   period (000)               $14,378       $8,726       $4,611       $3,123       $1,563
  Ratio of net investment
   loss net of
   waivers/reimbursements       (0.65%)      (0.68%)      (0.79%)      (0.61%)      (0.48%)(a)
  Ratio of expenses before
   waivers/reimbursements**      4.63%        7.11%       10.32%       12.30%       41.61%(a)
  Ratio of expenses net of
   waivers/reimbursements        1.95%        1.95%        1.95%        1.95%        2.09%(a)
  Portfolio turnover rate       62.55%       72.32%       73.70%       39.00%       42.46%

--------
*  From June 13, 1996 (commencement of operations) through May 31, 1997.
** During the period, certain fees were voluntarily waived or reimbursed. If such voluntary fee waivers and reimbursements had not occurred, the ratios would have been as indicated.
(a) Annualized.
(b) Not Annualized.

                      See notes to financial statements.

                            MEYERS PRIDE VALUE FUND
                         Notes To Financial Statements
                                 May 31, 2001
-------------------------------------------------------------------------------

1. Organization. The Meyers Pride Value Fund (the "Fund") is a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940" Act), as an open-ended, no-load, diversified management investment company. The Fund's overall investment objective is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities believed by the Investment Manager, as defined herein, to be under-valued but nevertheless fundamentally sound companies identified as generally having progressive policies towards gays and lesbians, but at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation.

Significant fee waivers and reimbursements were required to achieve an expense ratio of 1.95% during the current period. To the extent that the Fund does not continue to increase net assets, the Fund is reliant upon the ability of the Investment Manager to continue to provide fee waivers and reimbursements. The Investment Manager is dependent upon achieving its goals, including increasing the Fund's net assets, in order to provide such support to the Fund. Inability by the Investment Manager to continue to provide fee waivers and reimbursements would result in an increase in net expenses and a corresponding decrease in net asset value per share.

2. Significant Accounting Policies. The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates:

a. Security Valuation. Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded, or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations, with remaining maturities of less than sixty days, are valued at amortized cost, which approximates market value. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations, are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

b. Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income (including amortization of premium or accretion of discount, where applicable) is recorded as earned. Dividend income is recorded on the ex-dividend date.

c. Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains are normally declared and paid annually by the Fund. The Fund records dividends and

                            MEYERS PRIDE VALUE FUND
                  Notes To Financial Statements, (continued)
                                 May 31, 2001
-------------------------------------------------------------------------------

distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of operating loss, gain/loss, and distributions), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As of May 31, 2001, the following reclassification has been made to increase/(decrease) such accounts with any offsetting adjustment made to capital:

                         Accumulated
                             Net
                          Realized
                          Gain From
        Accumulated Net  Investment
        Investment Loss Transactions
        --------------- ------------
            $67,955       ($67,955)

d. Organization Expenses. All expenses incurred in connection with the Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses have been deferred and are being amortized over a sixty-month period, beginning with the Fund's commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of any unamortized organizational expenses in the proportion that the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. Related Party Transactions. Meyers Capital Management, LLC, serves as the Fund's Investment Manager. Under the terms of the investment advisory agreement, the Investment Manager is entitled to receive a monthly fee of 1.00% of the average daily net assets of the Fund. The Investment Manager has agreed to waive all of its fee and to reimburse the Fund for expenses necessary to assist the Fund in maintaining a competitive expense ratio of 1.95% annualized of average daily net assets.

BISYS Fund Services Limited Partnership ("BISYS LP"), whom certain officers of the Fund are affiliated, serves the Fund as administrator. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. Under the terms of the Administration Agreement, BISYS LP shall receive a minimum administration fee of $40,000 per year for administration services.

The Fund has adopted a Plan of Distribution ("Plan") in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, BISYS LP, as the Fund's Distributor, is responsible for facilitating the continuous sale and redemption of Fund shares. The Fund accrues daily and pays monthly up to 0.25% of the Fund's average daily net assets for services rendered in connection with the sale and distribution of Fund shares and other fees for services provided to shareholders.

BISYS Fund Services, Inc. ("BISYS"), provides the Fund with fund accounting services. BISYS maintains the Fund's books and records and calculates the Fund's net asset value on a daily basis. The current Fund Accounting Agreement states that BISYS shall receive a minimum fee of $30,000 per year, plus reimbursement of out-of-pocket expenses.

                            MEYERS PRIDE VALUE FUND
                  Notes To Financial Statements, (continued)
                                 May 31, 2001
-------------------------------------------------------------------------------


BISYS provides dividend disbursement, registrar and transfer agency services to the Fund. The current Transfer Agency Agreement states that BISYS shall receive an annual fee of $21 per shareholder of the Fund, subject to a $15,000 per year minimum, plus reimbursement of out-of-pocket expenses.

4. Shares of Beneficial Interest. The Fund's Articles of Incorporation permit the Fund to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001). Transactions in shares and dollars were as follows:

                                     Year Ended             Year Ended
                                    May 31, 2001           May 31, 2000
                                ---------------------  ---------------------
                                 Shares     Amount      Shares     Amount
                                --------  -----------  --------  -----------
        Shares sold              382,889  $ 5,477,052   434,145  $ 6,149,829
        Shares reinvested         98,014    1,248,508    46,660      660,304
        Shares redeemed         (139,367)  (1,989,609) (210,943)  (2,982,409)
                                --------  -----------  --------  -----------
        Net increase in shares   341,536  $ 4,735,951   269,862  $ 3,827,724
                                ========  ===========  ========  ===========

5. Security Transactions. Purchases and sales of securities for the year ended May 31, 2001, other than short-term securities, amounted to $9,749,817 and $6,204,511, respectively.

6. Federal Income Taxes (unaudited). It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

During the year ended May 31, 2001, the Fund declared long-term capital gain distributions in the amount of $264,793.

For corporate shareholders 8.25% of the total ordinary income distributions paid during the fiscal year ended May 31, 2001 qualify for the corporate dividends received deduction.

7. Subsequent Event. At a meeting held on June 20, 2001, the Board of Trustees of Meyers Investment Trust approved a proposal to reorganize the Meyers Pride Value Fund (the "Meyers Fund") into a new fund called the Citizens Value Fund (the "Value Fund"). This fund will be a series of Citizens Funds. The Value Fund will be managed by Citizens Advisors, Inc. ("Citizens"), however, Meyers Capital Management, LLC ("Meyers Capital"), the current Investment Manager to the Meyers Fund, will serve as Sub-Investment Manager to the Value Fund. Shelly J. Meyers, the portfolio manager of the Meyers Fund since inception on June 13, 1996, and President of Meyers Capital, will continue to be responsible for the day-to-day portfolio management of the Value Fund pursuant to a subadvisory agreement with Citizens. The Value Fund will be managed in a manner consistent with the current investment program established by the Meyers Fund. This transaction is pending shareholder approval.

                         Independent Auditors' Report
-------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Meyers Pride Value Fund:

We have audited the accompanying statement of assets and liabilities of the Meyers Pride Value Fund (the Fund), including the schedule of portfolio investments, as of May 31, 2001, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of May 31, 2001, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Meyers Pride Value Fund as of May 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
July 18, 2001

                            MEYERS PRIDE VALUE FUND

Investment Manager
Meyers Capital Management, LLC
8901 Wilshire Boulevard
Beverly Hills, CA 90211

Distributor and Administrator
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

Fund Accounting Agent
and Transfer Agent
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

Custodian
BNY Western Trust Company
700 South Flower Street, Suite 250
Los Angeles, CA 90017

Legal Counsel
Kirkpatrick & Lockhart LLP
1251 Avenue of the Americas
45th Floor
New York, NY 10020-1104

Independent Auditors
KPMG LLP
Two Nationwide Plaza, Suite 1600
Columbus, OH 43215

07/01

   This material must be
 preceded or accompanied by
   a current prospectus.